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                                                                   EXHIBIT 10.27


                 AGREEMENT AND PARTIAL ASSIGNMENT OF INTERESTS
                    IN HANKINS #1 CHAPPEL PROSPECT AGREEMENT
                            JACKSON COUNTY, OKLAHOMA


       This Agreement and Partial Assignment of Interests in the Hankins #1 Chappel Prospect Agreement (hereinafter referred to as the "Agreement and Partial Assignment") is made effective as of March 21, 1996 (hereinafter referred to as the "Effective Date"), by and between BRIGHAM OIL & GAS, L.P. (being sometimes referred to herein as "BOG") and NGR, LTD. (being sometimes referred to herein as "NGR") and ASPECT RESOURCES LIMITED LIABILITY COMPANY (being sometimes referred to herein as "Aspect") (BOG, NGR and Aspect are sometimes collectively referred to herein as the "Parties" and individually as a "Party").

       WHEREAS, BOG and Ratliff Operating Corp. (being sometimes referred to herein as "Ratliff") entered into that certain Hankins #1 Chappel Prospect, Jackson County, Oklahoma letter agreement dated March 12, 1996 (being sometimes referred to herein as the "Ratliff Participation Agreement"), a copy of which is attached hereto as Exhibit A, providing for BOG's participation in Ratliff's Hankins #1 Chappel Prospect as described therein; and

       WHEREAS, BOG and Ratliff also entered into that certain seismic data and confidentiality letter agreement dated March 12, 1996 (being sometimes referred to herein as the "Ratliff Seismic Data Agreement"), a copy of which is attached hereto as Exhibit B, providing for BOG's receipt and use of seismic data subject to certain confidentiality restrictions as set forth therein; and

       WHEREAS, pursuant to the terms of that certain Geophysical Exploration Agreement, Hardeman Project, Hardeman and Wilbarger Counties, Texas, and Jackson County, Oklahoma, by and between General Atlantic Resources, Inc., Maynard Oil Company, Ruja Muta Corporation (being the predecessor in interest to NGR), Tucker-Scully Interests, Ltd., JHJ Exploration, Ltd., Cheyenne Petroleum Company, Antrim Resources, Inc. (being the predecessor in title to Aspect), and BOG (such agreement being hereinafter referred to as the "Hardeman GEA"), NGR and Aspect have elected to acquire their proportionate share of the interests in the Ratliff Participation Agreement and the Ratliff Seismic Agreement; and

       NOW, THEREFORE, the Parties are entering into this Agreement and Partial Assignment to assign and convey to NGR and Aspect interests in the Ratliff Participation Agreement and the Ratliff Seismic Data Agreement as provided herein.

                                       I.
                                   ASSIGNMENT

       For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, BOG does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER, and DELIVER unto NGR an undivided 5.00% of all of BOG's right, title and interest in, to and under the Ratliff Participation Agreement and the Ratliff Seismic Data Agreement.

       For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, BOG does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER, and DELIVER unto Aspect an undivided 29.803925% of all of BOG's right, title and interest in, to and under the Ratliff Participation Agreement and the Ratliff Seismic Data Agreement.

                                      II.
                 RESPONSIBILITIES UNDER THE ASSIGNED AGREEMENTS

       NGR hereby agrees to assume, bear and be responsible for 5.00% of all liabilities, responsibilities and obligations under the Ratliff Participation Agreement and the Ratliff Seismic Data Agreement and NGR hereby agrees to indemnify and hold BOG harmless from NGR's 5.00% share of any and all of such liabilities, responsibilities and obligations. NGR hereby agrees to be bound by and assume its 5.00% share of all obligations and responsibilities under the Ratliff Participation Agreement and the Ratliff Seismic Data Agreement.

       Aspect hereby agrees to assume, bear and be responsible for 29.803925% of all liabilities, responsibilities and obligations under the Ratliff Participation Agreement and the Ratliff Seismic Data
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Agreement and Aspect hereby agrees to indemnify and hold BOG harmless from
Aspects 29.803925% share of any and all of such liabilities, responsibilities and obligations. Aspect hereby agrees to be bound by and assume its 29.803925% share of all obligations and responsibilities under the Ratliff Participation Agreement and the Ratliff Seismic Data Agreement.

                                      III.
              REIMBURSEMENT FOR COSTS INCURRED PRIOR TO EXECUTION

       Concurrent with its execution of this Agreement and Partial Assignment, NGR agrees to reimburse BOG for NGR's 5.00% share of all costs and expenses which have been paid to Ratliff under the terms of the Ratliff Participation Agreement and the Ratliff Seimsic Data Agreement prior to the Parties execution of this Agreement and Partial Assignment.

       Concurrent with its execution of this Agreement and Partial Assignment, Aspect agrees to reimburse BOG for Aspect's 29.803925% share of all costs and expenses which have been paid to Ratliff under the terms of the Ratliff Participation Agreement and the Ratliff Seismic Data Agreement prior to the Parties execution of this Agreement and Partial Assignment.

                                      IV.
                                   EXECUTION

       This Agreement and Partial Assignment may be executed in multiple counterparts, each of which shall be binding upon the signing party or parties thereto and their successors and assigns, as fully as if all parties had executed one instrument, and all of such counterparts shall constitute one and the same instrument.


ACCEPTED AND AGREED to effective as of the date first written above:



BRIGHAM OIL & GAS, L.P.                  NGR, LTD.
By:  Brigham Exploration Company         By:Ruja Muta Corporation
Its: Managing General Partner            Its: General Partner


By:                                      By:
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(name printed)                           (name printed)
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Its:                                     Its:
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ASPECT RESOURCES LIMITED LIABILITY COMPANY




By:
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(name printed)
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Its:
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Agreement and Partial Assignment of
Interests in Hankins #1 Chappel Prospect
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